EXHIBIT 10.14.3
CONFIDENTIAL TREATMENT REQUESTED
Execution Copy
AMENDMENT NUMBER ONE TO GOOGLE
SERVICES AGREEMENT ORDER FORM
          This Amendment Number One to the Google Services Agreement Order Form (this “Amendment”) is entered into as of November 1, 2004 by and between Synacor, inc., a Delaware corporation (“Customer”), and Google Inc., a Delaware corporation (“Google”).
          WHEREAS, Customer and Google entered into that certain Google Services Agreement Order Form effective June 25, 2004 (the “Order Form”) together with an Google Services Agreement of even date therewith (the “GSA”), pursuant to which Google provides Customer with certain Services (as defined therein); and
          WHEREAS, Customer and Google now desire to amend the Order Form through this Amendment with respect to certain terms, but in all other respects the Order Form and GSA shall continue in full force and effect.
          NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows.
1. Definitions. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Order Form.
2. Amendments. From and after November 1, 2004, the Order Form will be modified as follows:
     2.1. Extension of the Initial Services Term. The “Initial Services Term” on the Cover Page of the Order Form is hereby modified to be June 25, 2004 through June 30, 2006.
     2.2. [*]. For the period commencing on after November 1, 2004, the Net AdSense for Search Revenue Share Percentage (%) to Customer and Net AdSense for Content Revenue Share Percentage (%) to Customer on the Cover Page of the Order Form is hereby modified to be “[*], subject to adjustment as provided in Section 16.” In addition, for the period commencing on and after November 1, 2004, Section 16.6.4 of the Order Form is hereby deleted in its entirety and replaced with the following:
     “16.6.4 “Applicable Percentage” with respect to any calendar month during the Services Term means [*]”
     2.3. Addition of WebSearch Site, AFS Site and AFC Site. Each of the following URLs is hereby added as a WebSearch Site, AFS Site and AFC Site under the Order Form:
[*]

Amendment to Order Form	Page 1 of 2

*CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Execution Copy
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3. Choice of Law. The laws of the State of California, excluding California’s choice of law rules, and applicable federal U.S. laws shall govern this Amendment.
4. Miscellaneous. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute but one and the same instrument. No agreement hereafter made shall be effected to change, modify, or discharge this Amendment, in whole or in part, unless such agreement is in writing and signed by or on behalf of the other party against whom the enforcement of the change, modification, or discharge is sought. This Amendment shall be binding on the parties hereto and their respective personal and legal representatives, successors, and permitted assigns. Each person whose signature appears below represents and warrants that he or she has the authority to bind the entity on whose behalf he or she has executed this Amendment.
5. Effect on Order Form. Except as expressly modified as set forth herein, the Order Form and GSA shall remain in full force and effect.
     IN WITNESS WHEREOF, the parties have executed this Amendment by persons duly authorized as of the date first written above.

SYNACOR, INC.			GOOGLE INC.

By:	/s/ Ronald Frankel		By:	/s/ Joan Braddi

	Name:	RONALD FRANKEL		Name:	JOAN BRADDI
	Title:	PRESIDENT & CEO		Title:	VP, SEARCH SERVICES
	Date:	11-12-04		Date:	11.16.04
	Fax:	(716) 332-0081		Fax:	650-618-1808

Amendment to Order Form	Page 2 of 2

*CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.